Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Form 10-Q”) of Planet Labs PBC (the “Company”) for the period ended July 31, 2024, Ashley Johnson, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of her knowledge:

1.the Company’s Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 5, 2024

By: /s/ Ashley Johnson
Ashley Johnson
President and Chief Financial Officer
(Principal Financial Officer)